Exhibit 99.1
FOR IMMEDIATE RELEASE
April 24, 2025
For further information contact:
Keith Suchodolski, Senior Executive Vice President and Chief Operating Officer, or
Sean Byrnes, Executive Vice President and Chief Financial Officer
Kearny Financial Corp.
(973) 244-4500
KEARNY FINANCIAL CORP. ANNOUNCES THIRD QUARTER FISCAL 2025 RESULTS
AND DECLARATION OF CASH DIVIDEND

Fairfield, N.J., April 24, 2025 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), reported net income for the quarter ended March 31, 2025 of $6.6 million, or $0.11 per diluted share, compared to $6.6 million, or $0.10 per diluted share, for the quarter ended December 31, 2024.

The Company also announced that its Board of Directors has declared a quarterly cash dividend of $0.11 per share, payable on May 21, 2025, to stockholders of record as of May 7, 2025.

Craig L. Montanaro, President and Chief Executive Officer, commented, “Quarter over quarter net interest income grew by $1.4 million, resulting in eight basis points of net interest margin expansion. Contributing to this expansion was growth in net loans and deposits, coupled with a 24 basis point decrease in our cost of funds. We anticipate continued strong margin expansion into the June quarter, the final of our 2025 fiscal year.”

Mr. Montanaro continued, “Despite recent fluctuations in US Treasury rates and broader market indices, our core business continues to perform exceedingly well and we are confident in our ability to sustain and enhance our performance in spite of the volatile environment.”

Balance Sheet
•Total assets were $7.73 billion at March 31, 2025, a increase of $1.8 million from December 31, 2024.
•Investment securities totaled $1.13 billion at March 31, 2025, a decrease of $17.3 million, or 1.5%, from December 31, 2024.
•Loans receivable totaled $5.85 billion at March 31, 2025, an increase of $54.4 million, or 0.9%, from December 31, 2024, primarily reflecting growth in non-residential mortgage loans.
•Deposits were $5.71 billion at March 31, 2025, an increase of $36.3 million, or 0.6%, from December 31, 2024. This increase was primarily driven by increases in interest bearing demand deposits and consumer savings deposits, partially offset by a decrease in non-interest bearing demand deposits. The decrease in non-interest bearing deposits was primarily attributable to a $29.3 million outflow from a single depositor who used the funds to finance the construction of a building. Excluding this single account, non-interest bearing deposits increased $14.9 million, or 2.5%.
•Borrowings were $1.21 billion at March 31, 2025, a decrease of $45.0 million, or 3.6%, from December 31, 2024, reflecting reductions in Federal Home Loan Bank (“FHLB”) overnight borrowings.
•At March 31, 2025, the Company maintained available secured borrowing capacity with the FHLB and the Federal Reserve Discount Window of $2.42 billion, representing 31.3% of total assets.

Earnings
Net Interest Income and Net Interest Margin
•Net interest margin expanded eight basis points from the quarter ended December 31, 2024 to 1.90% for the quarter ended March 31, 2025. The increase for the quarter was driven by the paydown of borrowings resulting from growth in lower cost deposits and broad based decreases in deposit rates, partially offset by reduced yields on interest-earning assets.
•For the quarter ended March 31, 2025, net interest income increased $1.4 million to $34.0 million from $32.6 million for the quarter ended December 31, 2024. Included in net interest income for the quarters ended March 31, 2025 and December 31, 2024, respectively, was purchase accounting accretion of $511,000 and $685,000, and loan prepayment penalty income of $226,000 and $288,000.
Non-Interest Income
•For the quarter ended March 31, 2025, non-interest income decreased $311,000, or 6.4%, to $4.6 million from $4.9 million for the quarter ended December 31, 2024, primarily driven by decreases in gain on sale of loans and electronic banking fees and charges.
•Gain on sale of loans decreased $192,000 to $112,000 for the quarter ended March 31, 2025 from $304,000 for the quarter ended December 31, 2024. The decrease largely reflected a seasonal decrease in the volume of residential mortgage loans sold during the period.
•Electronic banking fees and charges decreased $102,000 to $391,000 for the quarter March 31, 2025 from $493,000 for the quarter ended December 31, 2024. The decrease largely reflected the absence of a non-recurring increase recorded in the prior period.
Non-Interest Expense
•For the quarter ended March 31, 2025, non-interest expense increased $829,000, or 2.8%, to $30.4 million from $29.6 million for the quarter ended December 31, 2024, primarily driven by increases in salary and benefits, net occupancy, advertising, and other expense.
•Salary and benefits expense increased $121,000 to $17.7 million primarily driven by an increase of $546,000 in payroll taxes and employee benefits associated with the start of a new calendar year, partially offset by a $427,000 non-recurring decrease in stock-based compensation.
•Net occupancy expense of premises increased $244,000 to $3.1 million primarily driven by seasonally higher snow removal expenses, partially offset by a decrease in repairs and other maintenance expenses.
•Advertising and marketing expense increased $298,000 to $609,000. This increase was primarily due to higher advertising expenses across various formats, driven by marketing campaigns supporting our loan and deposit growth initiatives.
•Other expense increased $225,000 primarily driven by a $37,000 provision for credit losses related to off balance sheet commitments compared to a reversal for credit losses on off balance sheet commitments of $116,000 recorded in the prior comparative period. The remaining changes in the other components of non-interest expense between comparative periods generally reflected normal operating fluctuations within those line items.
Income Taxes
•Income tax expense totaled $1.2 million for the quarter ended March 31, 2025 compared to $1.3 million for the quarter ended December 31, 2024, resulting in an effective tax rate of 15.3% and 16.0%, respectively.

Asset Quality
•The balance of non-performing assets remained steady at $37.7 million, or 0.49% of total assets, at March 31, 2025 and December 31, 2024, respectively.
•Net charge-offs totaled $368,000, or 0.03% of average loans, on an annualized basis, for the quarter ended March 31, 2025, compared to $573,000, or 0.04% of average loans, on an annualized basis, for the quarter ended December 31, 2024.
•For the quarter ended March 31, 2025, the Company recorded a provision for credit losses of $366,000, compared to $107,000 for the quarter ended December 31, 2024. The provision for credit loss expense for the quarter ended March 31, 2025 was primarily driven by the charge-offs described above.
•The ACL was $44.5 million, or 0.76% of total loans, at March 31, 2025, a decrease of $2,000 from $44.5 million, or 0.77% of total loans, at December 31, 2024.
Capital
•For the quarter ended March 31, 2025, book value per share increased $0.05, or 0.4%, to $11.58 while tangible book value per share increased $0.05, or 0.5%, to $9.80.
•At March 31, 2025, total stockholders’ equity included after-tax net unrealized losses on securities available for sale of $80.1 million, partially offset by after-tax unrealized gains on derivatives of $10.7 million. After-tax net unrecognized losses on securities held to maturity of $9.9 million were not reflected in total stockholders’ equity.
•At March 31, 2025, the Company’s tangible equity to tangible assets ratio equaled 8.31% and the regulatory capital ratios of both the Company and the Bank were in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

This earnings release should be read in conjunction with Kearny Financial Corp.’s Q3 2025 Investor Presentation, a copy of which is available through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com and via a Current Report on Form 8-K on the website of the Securities and Exchange Commission at www.sec.gov.
Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.
Category: Earnings

Linked-Quarter Comparative Financial Analysis
Kearny Financial Corp.
Consolidated Balance Sheets
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	March 31, 2025	December 31, 2024	Variance or Change	Variance or Change Pct.
Assets
Cash and cash equivalents	$126,095	$141,554	$(15,459)	-10.9%
Securities available for sale	1,003,393	1,018,279	(14,886)	-1.5%
Securities held to maturity	124,859	127,266	(2,407)	-1.9%
Loans held-for-sale	6,187	5,695	492	8.6%
Loans receivable	5,846,175	5,791,758	54,417	0.9%
Less: allowance for credit losses on loans	(44,455)	(44,457)	(2)	-0.0%
Net loans receivable	5,801,720	5,747,301	54,419	0.9%
Premises and equipment	44,192	45,127	(935)	-2.1%
Federal Home Loan Bank stock	62,261	64,443	(2,182)	-3.4%
Accrued interest receivable	28,521	27,772	749	2.7%
Goodwill	113,525	113,525	—	—%
Core deposit intangible	1,554	1,679	(125)	-7.4%
Bank owned life insurance	303,629	301,339	2,290	0.8%
Deferred income taxes, net	52,913	53,325	(412)	-0.8%
Other assets	64,292	84,080	(19,788)	-23.5%
Total assets	$7,733,141	$7,731,385	$1,756	0.0%

Liabilities
Deposits:
Non-interest-bearing	$587,118	$601,510	$(14,392)	-2.4%
Interest-bearing	5,120,230	5,069,550	50,680	1.0%
Total deposits	5,707,348	5,671,060	36,288	0.6%
Borrowings	1,213,976	1,258,949	(44,973)	-3.6%
Advance payments by borrowers for taxes	19,981	17,986	1,995	11.1%
Other liabilities	43,723	38,537	5,186	13.5%
Total liabilities	6,985,028	6,986,532	(1,504)	-0.0%

Stockholders' Equity
Common stock	646	646	—	—%
Paid-in capital	494,131	494,092	39	0.0%
Retained earnings	341,921	342,155	(234)	-0.1%
Unearned ESOP shares	(19,457)	(19,943)	486	2.4%
Accumulated other comprehensive loss	(69,128)	(72,097)	2,969	4.1%
Total stockholders' equity	748,113	744,853	3,260	0.4%
Total liabilities and stockholders' equity	$7,733,141	$7,731,385	$1,756	0.0%

Consolidated capital ratios
Equity to assets	9.67%	9.63%	0.04%
Tangible equity to tangible assets (1)	8.31%	8.27%	0.04%

Share data
Outstanding shares	64,580	64,580	—	—%
Book value per share	$11.58	$11.53	$0.05	0.4%
Tangible book value per share (2)	$9.80	$9.75	$0.05	0.5%
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Consolidated Statements of Income
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	Three Months Ended		Variance or Change	Variance or Change Pct.
	March 31, 2025	December 31, 2024
Interest income
Loans	$64,768	$65,408	$(640)	-1.0%
Taxable investment securities	12,738	13,803	(1,065)	-7.7%
Tax-exempt investment securities	55	59	(4)	-6.8%
Other interest-earning assets	1,773	2,215	(442)	-20.0%
Total interest income	79,334	81,485	(2,151)	-2.6%

Interest expense
Deposits	34,912	36,721	(1,809)	-4.9%
Borrowings	10,380	12,152	(1,772)	-14.6%
Total interest expense	45,292	48,873	(3,581)	-7.3%
Net interest income	34,042	32,612	1,430	4.4%
Provision for credit losses	366	107	259	242.1%
Net interest income after provision for credit losses	33,676	32,505	1,171	3.6%

Non-interest income
Fees and service charges	573	627	(54)	-8.6%
Gain on sale of loans	112	304	(192)	-63.2%
Income from bank owned life insurance	2,617	2,619	(2)	-0.1%
Electronic banking fees and charges	391	493	(102)	-20.7%
Other income	869	830	39	4.7%
Total non-interest income	4,562	4,873	(311)	-6.4%

Non-interest expense
Salaries and employee benefits	17,700	17,579	121	0.7%
Net occupancy expense of premises	3,075	2,831	244	8.6%
Equipment and systems	3,921	3,892	29	0.7%
Advertising and marketing	609	311	298	95.8%
Federal deposit insurance premium	1,450	1,503	(53)	-3.5%
Directors' compensation	326	361	(35)	-9.7%
Other expense	3,309	3,084	225	7.3%
Total non-interest expense	30,390	29,561	829	2.8%
Income before income taxes	7,848	7,817	31	0.4%
Income taxes	1,200	1,251	(51)	-4.1%
Net income	$6,648	$6,566	$82	1.2%

Net income per common share (EPS)
Basic	$0.11	$0.11	$—
Diluted	$0.11	$0.10	$0.01

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$—
Cash dividends declared	$6,933	$6,933	$—
Dividend payout ratio	104.3%	105.6%	-1.3%

Weighted average number of common shares outstanding
Basic	62,548	62,443	105
Diluted	62,713	62,576	137

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

(Dollars in Thousands)	Three Months Ended		Variance or Change	Variance or Change Pct.
	March 31, 2025	December 31, 2024
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$5,805,045	$5,762,053	$42,992	0.7%
Taxable investment securities	1,251,612	1,285,800	(34,188)	-2.7%
Tax-exempt investment securities	9,135	9,711	(576)	-5.9%
Other interest-earning assets	110,736	116,354	(5,618)	-4.8%
Total interest-earning assets	7,176,528	7,173,918	2,610	0.0%
Non-interest-earning assets	457,206	459,982	(2,776)	-0.6%
Total assets	$7,633,734	$7,633,900	$(166)	-0.0%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,405,974	$2,314,378	$91,596	4.0%
Savings	751,243	711,801	39,442	5.5%
Certificates of deposit (retail)	1,215,767	1,216,948	(1,181)	-0.1%
Certificates of deposit (brokered)	730,612	730,773	(161)	-0.0%
Total interest-bearing deposits	5,103,596	4,973,900	129,696	2.6%
Borrowings:
Federal Home Loan Bank advances	1,028,958	1,085,455	(56,497)	-5.2%
Other borrowings	93,389	156,522	(63,133)	-40.3%
Total borrowings	1,122,347	1,241,977	(119,630)	-9.6%
Total interest-bearing liabilities	6,225,943	6,215,877	10,066	0.2%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	602,647	604,915	(2,268)	-0.4%
Other non-interest-bearing liabilities	59,919	65,258	(5,339)	-8.2%
Total non-interest-bearing liabilities	662,566	670,173	(7,607)	-1.1%
Total liabilities	6,888,509	6,886,050	2,459	0.0%
Stockholders' equity	745,225	747,850	(2,625)	-0.4%
Total liabilities and stockholders' equity	$7,633,734	$7,633,900	$(166)	-0.0%

Average interest-earning assets to average interest-bearing liabilities	115.27%	115.41%	-0.14%	-0.1%

Kearny Financial Corp.
Performance Ratio Highlights
(Unaudited)

	Three Months Ended		Variance or Change
	March 31, 2025	December 31, 2024
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.46%	4.54%	-0.08%
Taxable investment securities	4.07%	4.29%	-0.22%
Tax-exempt investment securities (1)	2.43%	2.42%	0.01%
Other interest-earning assets	6.40%	7.62%	-1.22%
Total interest-earning assets	4.42%	4.54%	-0.12%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	2.73%	2.96%	-0.23%
Savings	1.30%	1.29%	0.01%
Certificates of deposit (retail)	3.73%	4.06%	-0.33%
Certificates of deposit (brokered)	2.58%	2.70%	-0.12%
Total interest-bearing deposits	2.74%	2.95%	-0.21%
Borrowings:
Federal Home Loan Bank advances	3.63%	3.78%	-0.15%
Other borrowings	4.41%	4.88%	-0.47%
Total borrowings	3.70%	3.91%	-0.21%
Total interest-bearing liabilities	2.91%	3.15%	-0.24%

Interest rate spread (2)	1.51%	1.39%	0.12%
Net interest margin (3)	1.90%	1.82%	0.08%

Non-interest income to average assets (annualized)	0.24%	0.26%	-0.02%
Non-interest expense to average assets (annualized)	1.59%	1.55%	0.04%

Efficiency ratio (4)	78.72%	78.86%	-0.14%

Return on average assets (annualized)	0.35%	0.34%	0.01%
Return on average equity (annualized)	3.57%	3.51%	0.06%
Return on average tangible equity (annualized) (5)	4.28%	4.21%	0.07%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Five-Quarter Financial Trend Analysis
Kearny Financial Corp.
Consolidated Balance Sheets

(Dollars and Shares in Thousands, Except Per Share Data)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)	(Unaudited)
Assets
Cash and cash equivalents	$126,095	$141,554	$155,574	$63,864	$71,027
Securities available for sale	1,003,393	1,018,279	1,070,811	1,072,833	1,098,655
Securities held to maturity	124,859	127,266	132,256	135,742	139,643
Loans held-for-sale	6,187	5,695	8,866	6,036	4,117
Loans receivable	5,846,175	5,791,758	5,784,246	5,732,787	5,758,336
Less: allowance for credit losses on loans	(44,455)	(44,457)	(44,923)	(44,939)	(44,930)
Net loans receivable	5,801,720	5,747,301	5,739,323	5,687,848	5,713,406
Premises and equipment	44,192	45,127	45,189	44,940	45,053
Federal Home Loan Bank stock	62,261	64,443	57,706	80,300	81,347
Accrued interest receivable	28,521	27,772	29,467	29,521	31,065
Goodwill	113,525	113,525	113,525	113,525	210,895
Core deposit intangible	1,554	1,679	1,805	1,931	2,057
Bank owned life insurance	303,629	301,339	300,186	297,874	296,493
Deferred income taxes, net	52,913	53,325	50,131	50,339	47,225
Other assets	64,292	84,080	67,540	98,708	100,989
Total assets	$7,733,141	$7,731,385	$7,772,379	$7,683,461	$7,841,972

Liabilities
Deposits:
Non-interest-bearing	$587,118	$601,510	$592,099	$598,366	$586,089
Interest-bearing	5,120,230	5,069,550	4,878,413	4,559,757	4,622,961
Total deposits	5,707,348	5,671,060	5,470,512	5,158,123	5,209,050
Borrowings	1,213,976	1,258,949	1,479,888	1,709,789	1,722,178
Advance payments by borrowers for taxes	19,981	17,986	17,824	17,409	17,387
Other liabilities	43,723	38,537	52,618	44,569	44,279
Total liabilities	6,985,028	6,986,532	7,020,842	6,929,890	6,992,894

Stockholders' Equity
Common stock	646	646	646	644	644
Paid-in capital	494,131	494,092	493,523	493,680	493,187
Retained earnings	341,921	342,155	342,522	343,326	440,308
Unearned ESOP shares	(19,457)	(19,943)	(20,430)	(20,916)	(21,402)
Accumulated other comprehensive loss	(69,128)	(72,097)	(64,724)	(63,163)	(63,659)
Total stockholders' equity	748,113	744,853	751,537	753,571	849,078
Total liabilities and stockholders' equity	$7,733,141	$7,731,385	$7,772,379	$7,683,461	$7,841,972

Consolidated capital ratios
Equity to assets	9.67%	9.63%	9.67%	9.81%	10.83%
Tangible equity to tangible assets (1)	8.31%	8.27%	8.31%	8.43%	8.34%

Share data
Outstanding shares	64,580	64,580	64,580	64,434	64,437
Book value per share	$11.58	$11.53	$11.64	$11.70	$13.18
Tangible book value per share (2)	$9.80	$9.75	$9.85	$9.90	$9.87
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Loan portfolio composition:
Commercial loans:
Multi-family mortgage	$2,733,406	$2,722,623	$2,646,187	$2,645,851	$2,645,195
Nonresidential mortgage	988,074	950,194	950,771	948,075	965,539
Commercial business	140,224	135,740	145,984	142,747	147,326
Construction	174,722	176,704	227,327	209,237	229,457
Total commercial loans	4,036,426	3,985,261	3,970,269	3,945,910	3,987,517
One- to four-family residential mortgage	1,761,465	1,765,160	1,768,230	1,756,051	1,741,644
Consumer loans:
Home equity loans	49,699	47,101	44,741	44,104	42,731
Other consumer	2,859	2,778	2,965	2,685	3,198
Total consumer loans	52,558	49,879	47,706	46,789	45,929
Total loans, excluding yield adjustments	5,850,449	5,800,300	5,786,205	5,748,750	5,775,090
Unaccreted yield adjustments	(4,274)	(8,542)	(1,959)	(15,963)	(16,754)
Loans receivable, net of yield adjustments	5,846,175	5,791,758	5,784,246	5,732,787	5,758,336
Less: allowance for credit losses on loans	(44,455)	(44,457)	(44,923)	(44,939)	(44,930)
Net loans receivable	$5,801,720	$5,747,301	$5,739,323	$5,687,848	$5,713,406

Asset quality:
Nonperforming assets:
Accruing loans - 90 days and over past due	$—	$—	$—	$—	$—
Nonaccrual loans	37,683	37,697	39,854	39,882	39,546
Total nonperforming loans	37,683	37,697	39,854	39,882	39,546
Nonaccrual loans held-for-sale	—	—	—	—	—
Other real estate owned	—	—	—	—	—
Total nonperforming assets	$37,683	$37,697	$39,854	$39,882	$39,546

Nonperforming loans (% total loans)	0.64%	0.65%	0.69%	0.70%	0.69%
Nonperforming assets (% total assets)	0.49%	0.49%	0.51%	0.52%	0.50%

Classified loans	$125,790	$132,216	$119,534	$118,700	$115,772

Allowance for credit losses on loans (ACL):
ACL to total loans	0.76%	0.77%	0.78%	0.78%	0.78%
ACL to nonperforming loans	117.97%	117.93%	112.72%	112.68%	113.61%
Net charge-offs	$368	$573	$124	$3,518	$286
Average net charge-off rate (annualized)	0.03%	0.04%	0.01%	0.25%	0.02%

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Funding composition:
Deposits:
Non-interest-bearing deposits	$587,118	$601,510	$592,099	$598,367	$586,089
Interest-bearing demand	2,410,925	2,380,408	2,247,685	2,308,915	2,349,032
Savings	758,239	742,266	681,709	643,481	630,456
Certificates of deposit (retail)	1,218,479	1,213,887	1,215,746	1,199,127	1,235,261
Certificates of deposit (brokered)	732,587	732,989	733,273	408,234	408,212
Interest-bearing deposits	5,120,230	5,069,550	4,878,413	4,559,757	4,622,961
Total deposits	5,707,348	5,671,060	5,470,512	5,158,124	5,209,050

Borrowings:
Federal Home Loan Bank advances	1,028,976	1,028,949	1,209,888	1,534,789	1,457,178
Overnight borrowings	185,000	230,000	270,000	175,000	265,000
Total borrowings	1,213,976	1,258,949	1,479,888	1,709,789	1,722,178

Total funding	$6,921,324	$6,930,009	$6,950,400	$6,867,913	$6,931,228

Loans as a % of deposits	101.8%	101.4%	105.1%	110.4%	109.8%
Deposits as a % of total funding	82.5%	81.8%	78.7%	75.1%	75.2%
Borrowings as a % of total funding	17.5%	18.2%	21.3%	24.9%	24.8%

Uninsured deposits:
Uninsured deposits (reported) (1)	$1,959,070	$1,935,607	$1,799,726	$1,772,623	$1,760,740
Uninsured deposits (adjusted) (2)	$799,238	$797,721	$773,375	$764,447	$718,026
_________________________
(1)Uninsured deposits of Kearny Bank.
(2)Uninsured deposits of Kearny Bank adjusted to exclude deposits of its wholly-owned subsidiary and holding company and collateralized deposits of state and local governments.

Kearny Financial Corp.
Consolidated Statements of Income (Loss)
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Interest income
Loans	$64,768	$65,408	$66,331	$65,819	$64,035
Taxable investment securities	12,738	13,803	14,384	14,802	15,490
Tax-exempt investment securities	55	59	71	80	85
Other interest-earning assets	1,773	2,215	2,466	2,289	2,475
Total interest income	79,334	81,485	83,252	82,990	82,085

Interest expense
Deposits	34,912	36,721	35,018	32,187	32,320
Borrowings	10,380	12,152	15,788	17,527	15,446
Total interest expense	45,292	48,873	50,806	49,714	47,766
Net interest income	34,042	32,612	32,446	33,276	34,319
Provision for credit losses	366	107	108	3,527	349
Net interest income after provision for credit losses	33,676	32,505	32,338	29,749	33,970

Non-interest income
Fees and service charges	573	627	635	580	657
Gain (loss) on sale of loans	112	304	200	111	(712)
Income from bank owned life insurance	2,617	2,619	2,567	3,209	3,039
Electronic banking fees and charges	391	493	391	1,130	464
Other income	869	830	833	776	755
Total non-interest income	4,562	4,873	4,626	5,806	4,203

Non-interest expense
Salaries and employee benefits	17,700	17,579	17,498	17,266	16,911
Net occupancy expense of premises	3,075	2,831	2,798	2,738	2,863
Equipment and systems	3,921	3,892	3,860	3,785	3,823
Advertising and marketing	609	311	342	480	387
Federal deposit insurance premium	1,450	1,503	1,563	1,532	1,429
Directors' compensation	326	361	361	360	360
Goodwill impairment	—	—	—	97,370	—
Other expense	3,309	3,084	3,364	3,020	3,286
Total non-interest expense	30,390	29,561	29,786	126,551	29,059
Income (loss) before income taxes	7,848	7,817	7,178	(90,996)	9,114
Income taxes	1,200	1,251	1,086	(917)	1,717
Net income (loss)	$6,648	$6,566	$6,092	$(90,079)	$7,397

Net income (loss) per common share (EPS)
Basic	$0.11	$0.11	$0.10	$(1.45)	$0.12
Diluted	$0.11	$0.10	$0.10	$(1.45)	$0.12

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$0.11	$0.11	$0.11
Cash dividends declared	$6,933	$6,933	$6,896	$6,903	$6,844
Dividend payout ratio	104.3%	105.6%	113.2%	-7.7%	92.5%

Weighted average number of common shares outstanding
Basic	62,548	62,443	62,389	62,254	62,205
Diluted	62,713	62,576	62,420	62,330	62,211

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

	Three Months Ended
(Dollars in Thousands)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Assets
Interest-earning assets:
Loans receivable, including loans held-for-sale	$5,805,045	$5,762,053	$5,761,593	$5,743,008	$5,752,477
Taxable investment securities	1,251,612	1,285,800	1,314,945	1,343,541	1,382,064
Tax-exempt investment securities	9,135	9,711	12,244	13,737	14,614
Other interest-earning assets	110,736	116,354	131,981	128,257	125,155
Total interest-earning assets	7,176,528	7,173,918	7,220,763	7,228,543	7,274,310
Non-interest-earning assets	457,206	459,982	467,670	466,537	577,411
Total assets	$7,633,734	$7,633,900	$7,688,433	$7,695,080	$7,851,721

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,405,974	$2,314,378	$2,282,608	$2,310,521	$2,378,831
Savings	751,243	711,801	668,240	631,622	635,226
Certificates of deposit (retail)	1,215,767	1,216,948	1,203,770	1,208,101	1,257,362
Certificates of deposit (brokered)	730,612	730,773	551,819	405,697	448,151
Total interest-bearing deposits	5,103,596	4,973,900	4,706,437	4,555,941	4,719,570
Borrowings:
Federal Home Loan Bank advances	1,028,958	1,085,455	1,325,583	1,507,192	1,428,801
Other borrowings	93,389	156,522	237,011	228,461	210,989
Total borrowings	1,122,347	1,241,977	1,562,594	1,735,653	1,639,790
Total interest-bearing liabilities	6,225,943	6,215,877	6,269,031	6,291,594	6,359,360
Non-interest-bearing liabilities:
Non-interest-bearing deposits	602,647	604,915	599,095	589,438	581,870
Other non-interest-bearing liabilities	59,919	65,258	69,629	62,978	65,709
Total non-interest-bearing liabilities	662,566	670,173	668,724	652,416	647,579
Total liabilities	6,888,509	6,886,050	6,937,755	6,944,010	7,006,939
Stockholders' equity	745,225	747,850	750,678	751,070	844,782
Total liabilities and stockholders' equity	$7,633,734	$7,633,900	$7,688,433	$7,695,080	$7,851,721

Average interest-earning assets to average interest-bearing liabilities	115.27%	115.41%	115.18%	114.89%	114.39%

Kearny Financial Corp.
Performance Ratio Highlights

	Three Months Ended
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Average yield on interest-earning assets:
Loans receivable, including loans held-for-sale	4.46%	4.54%	4.61%	4.58%	4.45%
Taxable investment securities	4.07%	4.29%	4.38%	4.41%	4.48%
Tax-exempt investment securities (1)	2.43%	2.42%	2.32%	2.32%	2.32%
Other interest-earning assets	6.40%	7.62%	7.47%	7.14%	7.91%
Total interest-earning assets	4.42%	4.54%	4.61%	4.59%	4.51%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	2.73%	2.96%	3.13%	3.06%	3.08%
Savings	1.30%	1.29%	1.05%	0.63%	0.46%
Certificates of deposit (retail)	3.73%	4.06%	4.12%	3.95%	3.52%
Certificates of deposit (brokered)	2.58%	2.70%	2.18%	1.59%	1.97%
Total interest-bearing deposits	2.74%	2.95%	2.98%	2.83%	2.74%
Borrowings:
Federal Home Loan Bank advances	3.63%	3.78%	3.82%	3.86%	3.55%
Other borrowings	4.41%	4.88%	5.28%	5.24%	5.22%
Total borrowings	3.70%	3.91%	4.04%	4.04%	3.77%
Total interest-bearing liabilities	2.91%	3.15%	3.24%	3.16%	3.00%

Interest rate spread (2)	1.51%	1.39%	1.37%	1.43%	1.51%
Net interest margin (3)	1.90%	1.82%	1.80%	1.84%	1.89%

Non-interest income to average assets (annualized)	0.24%	0.26%	0.24%	0.30%	0.21%
Non-interest expense to average assets (annualized)	1.59%	1.55%	1.55%	6.58%	1.48%

Efficiency ratio (4)	78.72%	78.86%	80.35%	323.81%	75.43%

Return on average assets (annualized)	0.35%	0.34%	0.32%	-4.68%	0.38%
Return on average equity (annualized)	3.57%	3.51%	3.25%	-47.97%	3.50%
Return on average tangible equity (annualized) (5)	4.28%	4.21%	3.89%	3.33%	4.68%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

The following tables provide a reconciliation of certain financial measures calculated in accordance with Generally Accepted Accounting Principles (“GAAP”) (as reported) and non-GAAP measures. These non-GAAP measures provide additional information which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.
Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Adjusted net income:
Net income (loss) (GAAP)	$6,648	$6,566	$6,092	$(90,079)	$7,397
Non-recurring transactions - net of tax:
Net effect of bank-owned life insurance restructure	—	—	—	392	—
Goodwill impairment	—	—	—	95,283	—
Adjusted net income	$6,648	$6,566	$6,092	$5,596	$7,397

Calculation of pre-tax, pre-provision net revenue:
Net income (loss) (GAAP)	$6,648	$6,566	$6,092	$(90,079)	$7,397
Adjustments to net income (GAAP):
Provision for income taxes	1,200	1,251	1,086	(917)	1,717
Provision for credit losses	366	107	108	3,527	349
Pre-tax, pre-provision net revenue (non-GAAP)	$8,214	$7,924	$7,286	$(87,469)	$9,463

Adjusted earnings per share:
Weighted average common shares - basic	62,548	62,443	62,389	62,254	62,205
Weighted average common shares - diluted	62,713	62,576	62,420	62,330	62,211

Earnings per share - basic (GAAP)	$0.11	$0.11	$0.10	$(1.45)	$0.12
Earnings per share - diluted (GAAP)	$0.11	$0.10	$0.10	$(1.45)	$0.12

Adjusted earnings per share - basic (non-GAAP)	$0.11	$0.11	$0.10	$0.09	$0.12
Adjusted earnings per share - diluted (non-GAAP)	$0.11	$0.10	$0.10	$0.09	$0.12

Pre-tax, pre-provision net revenue per share:
Pre-tax, pre-provision net revenue per share - basic (non-GAAP)	$0.13	$0.13	$0.12	$(1.41)	$0.15
Pre-tax, pre-provision net revenue per share - diluted (non-GAAP)	$0.13	$0.13	$0.12	$(1.41)	$0.15

Adjusted return on average assets:
Total average assets	$7,633,734	$7,633,900	$7,688,433	$7,695,080	$7,851,721

Return on average assets (GAAP)	0.35%	0.34%	0.32%	-4.68%	0.38%
Adjusted return on average assets (non-GAAP)	0.35%	0.34%	0.32%	0.29%	0.38%

Adjusted return on average equity:
Total average equity	$745,225	$747,850	$750,678	$751,070	$844,782

Return on average equity (GAAP)	3.57%	3.51%	3.25%	-47.97%	3.50%
Adjusted return on average equity (non-GAAP)	3.57%	3.51%	3.25%	2.98%	3.50%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Adjusted return on average tangible equity:
Total average equity	$745,225	$747,850	$750,678	$751,070	$844,782
Less: average goodwill	(113,525)	(113,525)	(113,525)	(113,525)	(210,895)
Less: average other intangible assets	(1,636)	(1,761)	(1,886)	(2,006)	(2,138)
Total average tangible equity	$630,064	$632,564	$635,267	$635,539	$631,749

Return on average tangible equity (non-GAAP)	4.28%	4.21%	3.89%	3.33%	4.68%
Adjusted return on average tangible equity (non-GAAP)	4.28%	4.21%	3.89%	3.58%	4.68%

Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$30,390	$29,561	$29,786	$126,551	$29,059
Non-recurring transactions:
Goodwill impairment	—	—	—	(97,370)	—
Non-interest expense (non-GAAP)	$30,390	$29,561	$29,786	$29,181	$29,059

Non-interest expense ratio (GAAP)	1.59%	1.55%	1.55%	6.58%	1.48%
Adjusted non-interest expense ratio (non-GAAP)	1.59%	1.55%	1.55%	1.52%	1.48%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$30,390	$29,561	$29,786	$29,181	$29,059

Net interest income (GAAP)	$34,042	$32,612	$32,446	$33,276	$34,319
Total non-interest income (GAAP)	4,562	4,873	4,626	5,806	4,203
Non-recurring transactions:
Net effect of bank-owned life insurance restructure	—	—	—	392	—
Total revenue (non-GAAP)	$38,604	$37,485	$37,072	$39,474	$38,522

Efficiency ratio (GAAP)	78.72%	78.86%	80.35%	323.81%	75.43%
Adjusted efficiency ratio (non-GAAP)	78.72%	78.86%	80.35%	73.92%	75.43%